UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2006

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 29, 2006, Crown Castle Towers LLC (“Issuer Entity”) and certain of its direct subsidiaries issued $1,550,000,000 aggregate principal amount of Senior Secured Tower Revenue Notes, Series 2006-1 (“2006-1 Notes”), as additional debt securities under the Indenture dated as of June 1, 2005 (as amended, “Indenture”), by and among Issuer Entity, Crown Castle South LLC, Crown Communication Inc., Crown PT Inc., Crown Communication New York, Inc. and Crown Castle International Corp. de Puerto Rico (collectively, “Initial Issuers”) and The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), as trustee (“Indenture Trustee”), pursuant to which the Initial Issuers issued the Senior Secured Tower Revenue Notes, Series 2005-1 (“2005-1 Notes” and, together with the 2006-1 Notes and any other notes issued under the Indenture, “Notes”) on June 8, 2005. The 2006-1 Notes were issued pursuant to an indenture supplement dated as of November 29, 2006 (“Indenture Supplement”), by and among Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown MUPA LLC (collectively, “Additional Issuers” and, together with the Initial Issuers, “Issuers”), the Initial Issuers and the Indenture Trustee. All the Issuers are indirect subsidiaries of Crown Castle International Corp. (“Company”). Pursuant to the Indenture Supplement, the Additional Issuers also became issuers of the 2005-1 Notes and any other Notes to be issued under the Indenture. The 2006-1 Notes constitute a new Series of Notes under the Indenture and were issued in seven separate Classes as indicated in the table below. Each Class of 2006-1 Notes will rank pari passu with each other Class of Notes of any other Series issued under the Indenture (including the 2005-1 Notes) that bears the same alphabetical Class designation. Each of the Class B, Class C, Class D, Class E, Class F and Class G Notes are subordinated in right of payment to any other Class which has an earlier alphabetical designation. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture.

Senior Secured Tower Revenue Notes, Series 2006-1

Class	Initial Class Principal Balance	Interest Rate	Rating (Moody’s/Fitch)
Class A-FX	$453,540,000	5.2446%	Aaa/AAA
Class A-FL	$170,000,000	LIBOR +0.1700%[1]	Aaa/AAA
Class B	$150,155,000	5.3620%	Aa2/AA
Class C	$150,155,000	5.4696%	A2/A
Class D	$150,150,000	5.7724%	Baa2/BBB
Class E	$144,000,000	6.0652%	Baa3/BBB-
Class F	$249,000,000	6.6496%	Ba1/BB+
Class G	$83,000,000	6.7954%	Ba2/BB

The Notes are guaranteed by CC Towers Guarantor LLC (“Guarantor”), an indirect wholly owned subsidiary of the Company and the direct parent of the Issuer Entity. The Guarantor’s only material asset is its equity interest in the Issuer Entity. The Notes are obligations solely of the Issuers and are not guaranteed by the Company or any affiliate of the Company other than the Guarantor.

The Notes will be paid solely from the cash flows generated from operation of the Tower Sites held directly and indirectly by the Issuers and, in the case of the Class A-FL Notes, payments made pursuant to the applicable

[1]	The Class A-FL Notes that are 2006-1 Notes bear interest at a floating rate based on LIBOR. Holders of the Class A-FL Notes that are 2006-1 Notes have the benefit of an interest rate swap contract (“2006-1 Swap Contract”) between the Indenture Trustee and Morgan Stanley Capital Services Inc., as swap counterparty (“Swap Counterparty”). None of the Issuers, the Indenture Trustee or the Servicer will have any obligations or liability with the respect to the 2006-1 Swap Contract. As a result, the obligations of the Issuers for the payment of interest on the Class A-FL Notes that are 2006-1 Notes will be limited to the payment of interest computed at a fixed rate equal to the interest rate on the Class A-FX Notes that are 2006-1 Notes.

Swap Contract. In connection with the issuance of the 2006-1 Notes, the Additional Issuers were converted into special purpose entities that are prohibited from owning any assets other than their Tower Sites and related assets and from incurring any debt other than as contemplated by the Indenture. Under the Indenture, the Issuers and their subsidiaries will be permitted to acquire additional Tower Sites and to issue new and additional notes so long as the Debt Service Coverage Ratio of the Issuers is at least 2.00x. As of September 30, 2006, the Issuers and their subsidiaries held over 11,527 Tower Sites in the United States and Puerto Rico.

The Notes are secured by a first priority security interest granted by the Issuers in all of their assignable personal property, the space licenses pursuant to which wireless communication companies or other users lease space on the Tower Sites and the revenues associated with the space licenses. The equity interests in each of the Issuers and their respective subsidiaries have also been pledged to secure repayment of the Notes. Approximately 4,888 Tower Sites are held by Crown Atlantic Company LLC (“Crown Atlantic”) and Crown Castle GT Company LLC (“Crown GT”), indirect subsidiaries of the Issuer Entity, whose governing instruments generally prevent them from issuing debt and granting liens on their assets without the approval of certain subsidiaries of Verizon Communications. Consequently, while distributions paid to the Issuers by Crown Atlantic and Crown GT will service the Notes, the Notes are not obligations of, nor are the Notes secured by the cash flows or any other assets of, Crown Atlantic and Crown GT.

The 2006-1 Notes have a stated maturity date of November 15, 2036. No principal payments in respect of the 2006-1 Notes are required to be made prior to November 15, 2011, unless an Amortization Period commences, the 2005-1 Notes are not paid in full on or prior to the Anticipated Repayment Date for such Notes or certain casualty or condemnation events occur. During an Amortization Period and after the earliest Anticipated Repayment Date for any Series of Notes then outstanding, Excess Cash Flow of the Issuers will be used to repay principal of the Notes in the manner set forth in the Indenture. An Amortization Period will commence as of the end of any calendar quarter if the Debt Service Coverage Ratio of the Issuers falls below 1.45x and will continue to exist until the end of any calendar quarter for which such ratio exceeds such level. In addition, after November 15, 2011, additional interest will accrue on any outstanding 2006-1 Notes at a per annum rate equal to the greater of 5% and the rate computed pursuant to the formula specified in the Indenture.

During the continuation of a Cash Trap Condition, all Excess Cash Flow will be deposited in a Cash Trap Reserve Sub-Account established under the Indenture. Prior to the earliest Anticipated Repayment Date for any Series of Notes then outstanding, if a Cash Trap Condition is continuing and the Debt Service Coverage Ratio of the Issuers is 1.75x or greater and no Event of Default has occurred and is continuing, funds in the Cash Trap Reserve may be released to be used solely to meet the debt service requirements of the Company and its subsidiaries (other than CC Towers Holding, the immediate parent of the Guarantor, and CC Towers Holding’s subsidiaries). A Cash Trap Condition will exist at the end of any calendar quarter if the Debt Service Coverage Ratio of the Issuers is 1.75x or less and will continue to exist until such ratio exceeds such level for two consecutive calendar quarters. Under the terms of the Indenture, there are generally no restrictions on the Company’s use of cash distributed to it from the Issuers after debt service, provided investments are made in a Permitted Business, which includes any type of business that the Company and its subsidiaries presently conduct and any type of business that is related, ancillary, or complementary to such presently conducted business.

In connection with the issuance and sale of the 2005-1 Notes, Crown Castle Atlantic LLC and Crown Castle GT Holding Sub LLC, the holders of the equity interests in Crown Atlantic and Crown GT, and the Initial Issuers (collectively, “Owners”) entered into a management agreement dated as of June 8, 2005 (“Management Agreement”), with Crown Castle USA Inc., as manager (“Manager”). Pursuant to a joinder and amendment to management agreement dated as of November 29, 2006 (“Joinder and Amendment to Management Agreement”), the Additional Issuers became parties to and “Owners” under the Management Agreement. In addition, as contemplated by the amendment to the Management Agreement dated as of September 26, 2006 (“Management Agreement Amendment”), among the Owners and the Manager, the Joinder and Amendment to Management Agreement gives effect to the reduction of the management fee payable under the Management Agreement to 7.5% as a result of receipt of Rating Agency Confirmation. The Manager is a wholly owned indirect subsidiary of the Company. Pursuant to the Management Agreement, the Manager performs, on behalf of the Asset Entities, those functions reasonably necessary to maintain, market, operate, manage and administer the Tower Sites.

Also in connection with the issuance and sale of the 2005-1 Notes, the Owners, the Indenture Trustee and Manager entered into a cash management agreement dated as of June 8, 2005 (“Cash Management Agreement”).

Pursuant to a joinder to the Cash Management Agreement dated as of November 29, 2006 (“Joinder to Cash Management Agreement”), the Additional Issuers became parties to the Cash Management Agreement. Pursuant to the Cash Management Agreement, the Indenture Trustee administers the reserve funds in the manner set forth in the Indenture. In connection with the Indenture, Midland Loan Services, Inc., as servicer (“Servicer”), and the Indenture Trustee entered into a servicing agreement dated as of June 8, 2005 (“Servicing Agreement”). Pursuant to the Servicing Agreement, the Servicer administers and oversees the performance by the Issuers and the Manager of their respective obligations under the Transaction Documents.

The Company used approximately $1,000,000,000 of the net proceeds received from the issuance of the 2006-1 Notes to repay the outstanding term loan under the credit agreement dated as of June 1, 2006. The Company intends to use the remaining net proceeds received from the issuance of the 2006-1 Notes to pay the expected cash portion of the consideration of the planned acquisition of Global Signal Inc. or, in the event the acquisition of Global Signal Inc. is not consummated, for general corporate purposes.

The above summary of the Indenture, the Management Agreement, the Cash Management Agreement, the Servicing Agreement, the Indenture Supplement, the Joinder and Amendment to Management Agreement and Joinder to Cash Management Agreement is qualified in its entirety by reference to the complete terms and provisions of the Indenture, the Management Agreement, the Cash Management Agreement and the Servicing Agreement previously filed by the Company on Form 8-K on June 8, 2005, the Management Agreement Amendment previously filed by the Company on Form 8-K on September 28, 2006, and the Indenture Supplement, the Joinder and Management Amendment and the Joinder Cash Management Agreement filed herewith as Exhibit 4.1, 10.1 and 10.2, respectively.

ITEM 7.01 – REGULATION FD DISCLOSURE

On November 30, 2006, the Company issued a press release announcing it had completed the issuance and sale of its previously announced offering of $1.55 billion of Senior Secured Tower Revenue Notes, Series 2006-1, issued by the Issuers in a private transaction.

The November 30, 2006 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
4.1	Indenture Supplement, dated as of November 29, 2006, relating to the Senior Secured Tower Revenue Notes, Series 2006-1, by and among The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), as Indenture Trustee, and Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication Inc., Crown Castle PT Inc., Crown Communication New York, Inc., Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC and Crown Castle MUPA LLC, collectively as Issuers

10.1	Joinder and Amendment to Management Agreement, dated as of November 29, 2006, by and among Crown Castle USA Inc., as Manager, and Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication Inc., Crown Castle PT Inc., Crown Communication New York, Inc., Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown Castle MUPA LLC, Crown Castle GT Holding Sub LLC and Crown Castle Atlantic LLC, collectively as Owners

10.2	Joinder to Cash Management Agreement, dated as of November 29, 2006, by and among Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication Inc., Crown Castle PT Inc., Crown Communication New York, Inc. and Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown Castle MUPA LLC, as Issuers, The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), as Indenture Trustee, Crown Castle USA Inc., as Manager, Crown Castle GT Holding Sub LLC, as Member of Crown Castle GT Company LLC, and Crown Castle Atlantic LLC, as Member of Crown Atlantic Company LLC

99.1	Press Release dated November 30, 2006

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: December 04, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture Supplement, dated as of November 29, 2006, relating to the Senior Secured Tower Revenue Notes, Series 2006-1, by and among The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), as Indenture Trustee, and Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication Inc., Crown Castle PT Inc., Crown Communication New York, Inc., Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC and Crown Castle MUPA LLC, collectively as Issuers

10.1	Joinder and Amendment to Management Agreement, dated as of November 29, 2006, by and among Crown Castle USA Inc., as Manager, and Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication Inc., Crown Castle PT Inc., Crown Communication New York, Inc., Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown Castle MUPA LLC, Crown Castle GT Holding Sub LLC and Crown Castle Atlantic LLC, collectively as Owners

10.2	Joinder to Cash Management Agreement, dated as of November 29, 2006, by and among Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication Inc., Crown Castle PT Inc., Crown Communication New York, Inc. and Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown Castle MUPA LLC, as Issuers, The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), as Indenture Trustee, Crown Castle USA Inc., as Manager, Crown Castle GT Holding Sub LLC, as Member of Crown Castle GT Company LLC, and Crown Castle Atlantic LLC, as Member of Crown Atlantic Company LLC

99.1	Press Release dated November 30, 2006

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